UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2022
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2022, Genprex, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 28, 2022, are as follows:

Proposal 1. Election of Director.

The Class II director nominee, William R. Wilson, Jr., was elected to serve until the 2025 annual meeting of stockholders or until his successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the Class II director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
William R. Wilson, Jr.	9,271,747	3,364,725	15,830,922

Proposal 2. Ratification Appointment of Independent Registered Public Accounting Firm.

The proposal to ratify the appointment of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was approved by the stockholders based upon the following votes:

Votes For	Votes Against	Abstention	Broker Non-Votes
27,654,055	496,914	316,424	0

Proposal 3. Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Increase Our Authorized Shares of Common Stock from 200,000,000 to 450,000,000.

The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock, par value $0.001 per share from 200,000,000 shares to 450,000,000 shares was not approved.  The result of the votes for this proposal were as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
19,913,243	8,080,806	473,344	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: June 24, 2022	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)